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CUSIP No. 025816 10 9                  13G                         Page 29 of 30


                                   EXHIBIT B

          The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.


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
/s/ Warren E. Buffett
Warren E. Buffett

BERKSHIRE HATHAWAY INC.                                        BORSHEIM'S JEWELRY COMPANY, INC.

By: /s/ Warren E. Buffett                                      By: /s/ Warren E. Buffett
         Warren E. Buffett                                       Warren E. Buffett
         Chairman of the Board                                   Chairman of the Board


CENTRAL STATES INDEMNITY COMPANY OF OMAHA                      CENTRAL STATES OF OMAHA COMPANIES, INC.

By: /s/ William McBain Kizer                                   By: /s/ William McBain Kizer
         William McBain Kizer                                    William McBain Kizer
         Chairman of the Board                                   Chairman of the Board


COLUMBIA INSURANCE COMPANY                                     THE FECHHEIMER BROS. CO.

By: /s/ Warren E. Buffett                                      By: /s/ Linda L. Metze
         Warren E. Buffett                                       Linda L. Metze
         Chairman of the Board                                   Treasurer


NATIONAL FIRE AND MARINE INSURANCE COMPANY                     NATIONAL INDEMNITY COMPANY

By: /s/ Warren E. Buffett                                      By: /s/ Warren E. Buffett
         Warren E. Buffett                                       Warren E. Buffett
         Chairman of the Board                                   Chairman of the Board
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CUSIP No. 025816 10 9                  13G                         Page 30 of 30


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
NEBRASKA FURNITURE MART, INC.                                 BLUE CHIP STAMPS

By: /s/ Marc D. Hamburg                                       By: /s/ Marc D. Hamburg
    Marc D. Hamburg                                               Marc D. Hamburg
    Assistant Secretary                                           Assistant Secretary

WESCO FINANCIAL CORPORATION                                   WESCO HOLDINGS MIDWEST, INC.

By: /s/ Robert H. Bird                                        By: /s/ Marc D. Hamburg
   Robert H. Bird                                                 Marc D. Hamburg
   President                                                      Assistant Secretary

WESCO-FINANCIAL INSURANCE CO.

By: /s/ Marc D. Hamburg
Marc D. Hamburg
Assistant Secretary
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